UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2011

CompuCredit Holdings Corporation

(Exact name of registrant as specified in its charter)

Georgia                                                000-53717                                              58-2336689
(State or other jurisdiction of incorporation)(Commission File Number)(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 400, Atlanta, Georgia 30328
(Address of principal executive offices)

Registrant’s telephone number, including area code:770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends and restates the Form 8-K originally filed on November 7, 2011. The only change from the original filing is that Exhibits 10.1, 10.2 and 10.3 are being filed as exhibits.

Item 1.01.	Entry into a Material Definitive Agreement.

On November 2, 2011, Jefferson Capital Systems, LLC and Jefferson Capital Card Services, LLC (“Borrowers”) entered into a loan and security agreements with The Private Bank and Trust Company.  The Borrowers are indirect wholly owned subsidiaries of CompuCredit Holdings Corporation (“CompuCredit”) within our Investments in Previously Charged-Off Receivables segment.

This facility initially provides for $35.0 million in available financing to facilitate the growth of this segment’s operations, can be drawn upon to the extent of outstanding eligible receivables within the segment’s operations, and accrues interest at an annual rate equal to LIBOR plus an applicable margin ranging from 3.25 to 4.75 based on certain financial metrics.  The facility matures on November 2, 2014 and is subject to certain affirmative covenants, including a coverage ratio, a leverage ratio, a collections minimum and a tangible net worth minimum, the failure of which could result in required early repayment of all or a portion of the outstanding balance.

The facility is secured by the general financial and operating assets of the Borrowers.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated by reference in this Item 2.03.

The foregoing description of the terms of the loan and security agreements is qualified in its entirety by reference to the documents, which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Credit Agreement, dated November 2, 2011, by and among Jefferson Capital Systems, LLC, Jefferson Capital Card Services, LLC and The Private Bank and Trust Company.
10.2	Security Agreement, dated November 2, 2011 by and between Jefferson Capital Systems, LLC and The Private Bank and Trust Company.
10.3	Security Agreement, dated November 2, 2011 by and between Jefferson Capital Card Services, LLC and The Private Bank and Trust Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUCREDIT HOLDINGS CORPORATION

Dated: February 24, 2012	By:	/s/J.Paul Whitehead, III
	Name:	J.Paul Whitehead, III
	Title:	Chief Financial Officer

EXHIBIT INDEX
Form 8-K/A
February 24, 2012

Filed
Exhibit No.	Description	Herewith	By Reference
10.1	Credit Agreement, dated November 2, 2011, by and among Jefferson Capital Systems, LLC, Jefferson Capital Card Services, LLC and The Private Bank and Trust Company.	X
10.2	Security Agreement, dated November 2, 2011 by and between Jefferson Capital Systems, LLC and The Private Bank and Trust Company.	X
10.3	Security Agreement, dated November 2, 2011 by and between Jefferson Capital Card Services, LLC and The Private Bank and Trust Company.	X